UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange act of 1934

Date of Report (Date of earliest event reported):
  January 29, 2016

PLANTRONICS, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	1-12696	77-0207692
(State or Other Jurisdiction of Incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

345 Encinal Street
Santa Cruz, California 95060
(Address of Principal Executive Offices including Zip Code)

(831) 426-5858
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On January 29, 2016, Philip Vanhoutte, Senior Vice President and Managing Director, Europe and Africa and a named executive officer of Plantronics, Inc. (“Company”) was invited for a shareholders meeting of our Dutch company, Plantronics BV, where he holds the position of Managing Director, for a discussion of his position.  The meeting is scheduled on February 15, 2016. It is possible that during the meeting a decision will be taken to discontinue the relationship with Mr. Vanhoutte. Should that be the case, under Dutch law, compensation related to the end of employment is subject to negotiation.  Accordingly, should it come to termination of his employment, the Company will disclose such compensation after conclusion of negotiations.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 4, 2016	PLANTRONICS, INC.

	By:	/s/ Richard R. Pickard
	Name:	Richard R. Pickard
	Title:	Vice President, Legal, General Counsel and Secretary